UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
   PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES AND EXCHANGE ACT OF 1934

          Date of Report (Date of earliest reported): December 22, 2004

                             THOMAS EQUIPMENT, INC.
               (Exact name of registrant as specified in charter)

         Delaware                  333-44586                     58-3565680
----------------------------      -----------                -------------------
(State or other jurisdiction      (Commission                  (IRS Employer
    of incorporation)             File Number)               Identification No.)

                 1818 North Farwell Avenue, Milwaukee, WI 53202
                 ---------------------------------------- ------
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (312) 224-8812

                           COPY OF CORRESPONDENCE TO:

                              Thomas A. Rose, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                     Tel: (212) 930-9700 Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

      On December 22, 2004, Thomas Equipment, Inc. (the "Company"), entered into an Agreement and Plan of Amalgamation (the "Agreement"), with 4274458 Canada, Inc., a Canadian corporation wholly-owned by the Company, and Pneutech, Inc., a Canadian corporation ("Pneutech"). Under the terms of the Agreement, the Company will acquire 100% of the common stock Pneutech, in exchange for the issuance by us of a total of 1,250,000 shares of our common stock. Certain of such shares will be used at the time of closing to eliminate specified Pneutech debt. Concurrently with the closing of the acquisition, we will:

      o enter into an agreement with RoyNat Capital, Inc., a principal lender of Pneutech, pursuant to which Pneutech obligations will be restructured and become direct obligations of Thomas Equipment; and

      o redeem 929 preference shares and 530,000 special shares owned by 3156176 Canada, Inc. for an aggregate of CD$630,000.

Clifford Rhee, the President and a member of the Board of Directors of Thomas is the beneficial owner of 3156176 Canada, Inc., which is the owner of approximately 47% of the common shares, 929 preference shares and 530,000 special shares of Pneutech. Mr. Rhee is also the President and a member of the Board of Directors of Pneutech. Upon the completion of the acquisition, Mr. Rhee will continue to serve as President of both Thomas and Pneutech. The members of Thomas' Board will become the members of the Pneutech Board.

      Pneutech is a manufacturer of hydraulic systems and is a strategic supplier to Thomas, as well as 15,000 other active customers. Pneutech maintains eleven manufacturing/distribution facilities in Canada and one manufacturing plant in South Korea. It has a diverse array of capabilities in the distribution of fluid power components as well as manufacturing spiral wound metal gaskets and steel components.

ITEM 7.01 OTHER EVENTS

      On December 22, 2004, Thomas issued a press release regarding the acquisition of Pneutech. A copy of the press release, which is incorporated by reference herein and made a part hereof, is filed with this Current Report on Form 8-K as Exhibit 99.1.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial statements of businesses acquired.

      Not applicable.

(b) Pro forma financial information.

      Not applicable.

(c) Exhibits


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EXHIBIT NUMBER               DESCRIPTION
--------------------------------------------------------------------------------

10.1 Agreement and Plan of Amalgamation, among Thomas Equipment, Inc., 4274458 Canada, Inc. and Pneutech, Inc., dated as of December 22, 2004

99.1        Press Release of Thomas Equipment, Inc., dated December 22, 2004.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        THOMAS EQUIPMENT, INC.

Date:  December 23, 2004                /s/ CLIFFORD RHEE
                                        ----------------------------------------
                                        Clifford Rhee,
                                        President


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